FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) /_/
                                  _____________


                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)
New York                                                  13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                          identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                  (Zip code)
                                  _____________

                             KONINKLIJKE AHOLD N.V.
              (Exact name of obligor as specified in its charter)

                                  ROYAL AHOLD
                (Translation of Registrant's name into English)

The Netherlands                                          Not Applicable
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                        identification no.)

Albert Heijnweg 1
1507 EH Zaandam,
The Netherlands
(Address of principal executive offices)                  (Zip code)

                           AHOLD FINANCE U.S.A., INC.
              (Exact name of obligor as specified in its charter)

Delaware                                                  58-2434256
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                        identification no.)

913 North Market Street
Wilmington, Delaware                                      19801-3052
(Address of principal executive offices)                  (Zip code)
                                  _____________
                    Guaranteed subordinated debt securities
                       (Title of the indenture securities)
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

1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                  Name                                        Address
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        Superintendent of Banks of     2 Rector Street, New York,
        the State of New York          N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank           33 Liberty Plaza, New York,
        of New York                    N.Y.  10045

        Federal Deposit Insurance      Washington, D.C.  20429
        Corporation

        New York Clearing House        New York, New York   10005
        Association

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6.   The  consent of the  Trustee  required  by Section  321(b) of the Act.
          (Exhibit  6  to  Form  T-1  filed  with  Registration   Statement  No.
          33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of June, 1999.


                                       THE BANK OF NEW YORK



                                       By:  /s/  MARY LAGUMINA
                                          ----------------------
                                          Name:  MARY LAGUMINA
                                          Title: ASSISTANT VICE PRESIDENT

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                      Dollar Amounts
                                                            In Thousands
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency                  $4,508,742
    and coin................................
  Interest-bearing balances.................                  4,425,071
Securities:
  Held-to-maturity securities...............                    836,304
  Available-for-sale securities.............                  4,047,851
Federal funds sold and Securities purchased                   1,743,269
  under agreements to resell................
Loans and lease financing receivables:
  Loans and leases, net of unearned
    income...............39,349,679
  LESS: Allowance for loan and
    lease losses............603,025
  LESS: Allocated transfer risk
    reserve........................15,906
  Loans and leases, net of unearned income,                  38,730,748
    allowance, and reserve..................
Trading Assets..............................                  1,571,372
Premises and fixed assets (including                            685,674
  capitalized leases).......................
Other real estate owned.....................                     10,331
Investments in unconsolidated subsidiaries                      182,449
  and associated companies..................
Customers' liability to this bank on                          1,184,822
  acceptances outstanding...................
Intangible assets...........................                  1,129,636
Other assets................................                  2,632,309
                                                            -----------
Total assets................................                $61,688,578
                                                            ===========
LIABILITIES
Deposits:
  In domestic offices.......................                $25,731,036
  Noninterest-bearing.............10,252,589
  Interest-bearing................15,478,447
  In foreign offices, Edge and Agreement                     18,756,302
    subsidiaries, and IBFs..................
  Noninterest-bearing................111,386
  Interest-bearing................18,644,916
Federal funds purchased and Securities sold                   3,276,362
  under agreements to repurchase............
Demand notes issued to the U.S.Treasury.....                    230,671
Trading liabilities.........................                  1,554,493
Other borrowed money:
  With remaining maturity of one year or less....             1,154,502
  With remaining maturity of more than one                          465
    year through three years................
  With remaining maturity of more than                           31,080
    three years.............................
Bank's liability on acceptances executed                      1,185,364
  and outstanding...........................
Subordinated notes and debentures...........                  1,308,000
Other liabilities...........................                  2,743,590
                                                             ----------
Total liabilities...........................                 55,971,865
                                                             ==========
EQUITY CAPITAL
Common stock................................                  1,135,284
Surplus.....................................                    764,443
Undivided profits and capital reserves......                  3,807,697
Net unrealized holding gains (losses) on                         44,106
  available-for-sale securities.............
Cumulative foreign currency translation
  adjustments...............................                    (34,817)
Total equity capital........................                  5,716,713
                                                            -----------
Total liabilities and equity capital........                $61,688,578
                                                            ===========


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                        Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni                                         Directors
Alan R. Griffith
Gerald L. Hassell

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